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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ------------

                                  FORM 8-K/A
                               (AMENDMENT NO. 3)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 25, 1994


                            SYNBIOTICS CORPORATION
            (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 0-11303


              CALIFORNIA                                95-3737816
     (State or other jurisdiction                   (I.R.S. Employer
           of incorporation)                       Identification No.)


          11011 VIA FRONTERA
         SAN DIEGO, CALIFORNIA                            92127
(Address of principal executive offices)               (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 451-3771



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

On July 25, 1994, ImmunoPharmaceutics, Inc. ("IPI"), of which Synbiotics Corporation (the "Company") was a 41% shareholder, was acquired by Texas Biotechnology Corporation ("TBC") in a triangular merger transaction whereby unregistered shares of TBC common stock were issued in exchange for all of the outstanding stock of IPI.

The carrying value of the Company's investment in IPI had previously been reduced to zero due to the application of the equity method of accounting for the investment in IPI. In conjunction with the acquisition, the Company converted its $600,000 note receivable from IPI into voting stock of IPI.

As a result of the transaction, the Company received approximately 655,000 shares of TBC common stock, and may receive in addition approximately 982,000 more shares of TBC common stock if certain contingencies are met by IPI. In fact, approximately 409,000 of the approximately 982,000 shares have been formally issued to the Company, and are being held in escrow pending satisfaction or failure of certain contingencies. The Company has valued its investment in TBC at $4.025 per share and, as a result, will recognize a gain for financial reporting purposes of approximately $2,036,000 in the fiscal quarter ending September 30, 1994. No amounts have been recorded related to the approximately 982,000 contingent shares of TBC common stock, and no amounts will be recorded until such time that the contingencies are satisfied.

The Company had originally valued its investment in TBC at $4.625 per share, the closing price on July 25, 1994 of a TBC common stock/warrant unit as reported by the American Stock Exchange. The per unit price was not discounted to reflect a value for the warrant component of the unit based on the following factors: 1) the warrants were not separately tradeable on July 25, 1994; 2) the warrants, which have an exercise price of $8.4375 per share, were significantly out-of-the-money on July 25, 1994; 3) there was no reliable method for valuing non-tradeable warrants; 4) management believed that, if there was a value for the warrants, any value would be de minimis in nature and 5) based on the previously mentioned factors, management believed that there was no justification for assigning a value, other than zero, to the warrants. On November 7, 1994, the TBC units were split into separately trading common stock and warrants, and the closing market price of the warrants on that day (with the warrants even more out-of-the-money than they had been on July 25, 1994) was $0.25 per warrant.
The Company then had a reliable method, in hindsight, of valuing the warrant at July 25, 1994 and adjusted its estimate of the fair market value of its investment in TBC accordingly. The result was a reduction in the recognized gain of approximately $393,000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     a)  Financial statements of business acquired.
         ------------------------------------------

         Not applicable.

     b)  Pro forma financial information.
         --------------------------------

         On July 25, 1994, ImmunoPharmaceutics, Inc. ("IPI"), of which Synbiotics Corporation (the "Company") was a 41% shareholder, was acquired by Texas Biotechnology Corporation ("TBC") in a triangular merger transaction whereby shares of TBC common stock were issued in exchange for all of the outstanding stock of IPI. The following pro forma condensed balance sheet and pro forma condensed statement of operations reflect the financial condition and results of operations of Synbiotics Corporation as of and for the year ended March 31, 1994 as if the transaction had occurred on April 1, 1993.

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                             SYNBIOTICS CORPORATION

                       PRO FORMA CONDENSED BALANCE SHEET

                                                             HISTORICAL     PRO FORMA        PRO FORMA
                                                           MARCH 31, 1994  ADJUSTMENTS     MARCH 31, 1994
                                                           --------------  -----------     --------------
ASSETS
Current assets:
 Cash and equivalents                                        $ 3,635,000                     $ 3,635,000
 Accounts receivable, net                                      3,135,000                       3,135,000
 Notes receivable from affiliates                                600,000    $ (600,000)(1)
 Inventories                                                   2,148,000                       2,148,000
 Other current assets                                            605,000                         605,000
                                                             -----------    ----------      ------------
    Total current assets                                      10,123,000      (600,000)        9,523,000

Property and equipment, net                                    1,286,000                       1,286,000
Securities held for sale                                                     2,636,000(2)      3,782,000
                                                                             1,146,000(3)
Other assets                                                   2,041,000                       2,041,000
                                                             -----------    ----------      ------------
                                                             $13,450,000    $3,182,000      $ 16,632,000
                                                             ===========    ==========      ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable and accrued expenses                       $ 2,041,000                    $  2,041,000
 Other current assets                                            217,000                         217,000
                                                             -----------    ----------      ------------
   Total current liabilities                                   2,258,000                       2,258,000
                                                             -----------    ----------      ------------
Other liabilities                                                486,000                         486,000
                                                             -----------    ----------      ------------
Shareholders' equity:
 Common stock                                                 29,317,000                      29,317,000
 Unrealized holding gains from securities held for sale                     $1,146,000(3)      1,146,000
 Accumulated deficit                                         (18,611,000)    2,036,000(4)   $(16,575,000)
                                                             -----------    ----------      ------------
   Total shareholders' equity                                 10,706,000     3,182,000        13,888,000
                                                             -----------    ----------      ------------
                                                             $13,450,000    $3,182,000      $ 16,632,000
                                                             ===========    ==========      ============

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                             SYNBIOTICS CORPORATION

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                                                         HISTORICAL                      PRO FORMA
                                                         YEAR ENDED       PRO FORMA      YEAR ENDED
                                                         MARCH 31, 1994   ADJUSTMENTS    MARCH 31,1994
                                                         --------------   -----------    -------------
Revenues:
 Products                                                $14,144,000                     $14,144,000
 Interest                                                    137,000                         137,000
 License fees and other                                      352,000                         352,000
                                                         -----------      ----------     -----------
                                                          14,633,000                      14,633,000
                                                         -----------      ----------     -----------
Cost and expenses:
 Cost of products                                          6,700,000                       6,700,000
 Research and development                                  1,133,000                       1,133,000
 Selling and marketing                                     3,742,000                       3,742,000
 General and administrative                                2,701,000                       2,701,000
                                                         -----------      ----------     -----------
                                                          14,276,000                      14,276,000
                                                         -----------      ----------     -----------

Income before pro forma effect of gain on disposition
 of investment in ImmunoPharmaceutics, Inc.                  357,000                         357,000

Pro forma effect of gain on disposition of investment
 in ImmunoPharmaceutics, Inc.                                             $2,036,000(4)    2,036,000
                                                         -----------      ----------     -----------
Net income                                               $   357,000      $2,036,000     $ 2,353,000
                                                         ===========      ==========     ===========
Net income per share                                     $       .06      $      .35     $       .41
                                                         ===========      ==========     ===========
Weighted average shares outstanding                        5,859,000       5,859,000       5,859,000
                                                         ===========      ==========     ===========

-------------------------
1)  Conversion of note receivable from IPI into voting stock of IPI.

2) Fair market value of TBC common stock of $4.025 per share based on management's estimate (see Item 2).

3) Unrealized holding gain based on management's estimate of the fair value of the TBC common stock on March 31, 1994. Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" requires that securities held for sale be carried at fair market value. Any unrealized gains or losses are to be credited or charged to shareholders' equity.

4) Gain on disposition of investment in IPI calculated as the fair market value in 2 above less the converted note receivable in 1 above.

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 c)  Exhibits.
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     2.1  Plan and Agreement of Merger of Texas Biotechnology Corporation, TBC
          Acquisition Company No. 1 and ImmunoPharmaceutics, Inc. dated as of June 17, 1994(1)

--------------------
(1) Incorporated herein by reference to Exhibit A to Texas Biotechnology Corporation's Current Report on Form 8-K, as amended, dated July 25, 1994, File No. 0-20117 (confidential treatment has been granted with respect to certain portions of this exhibit).


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SYNBIOTICS CORPORATION


Date:  March 24, 1995      /s/ Michael K. Green
                           --------------------------------------
                           Michael K. Green
                           Vice President of Finance and Chief Financial Officer

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